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Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors
    Metris Companies Inc.:


         We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                       /s/ KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 11, 1999